UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 16, 2016
Tesoro Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-3473	95-0862768

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828

(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant’s telephone number,
including area code)

Not Applicable
(Former name or former address, if
changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As previously announced, on July 1, 2016, Tesoro Corporation (“Tesoro”) entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) with Tesoro Logistics LP (the “Partnership”), Tesoro Logistics GP, LLC (the “General Partner”), Tesoro Logistics Operations LLC (the “Operating Company”) and Tesoro Alaska Company LLC (“TAC”) that was previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 7, 2016. Pursuant to the Contribution Agreement, TAC agreed to contribute, through the General Partner and the Partnership, to the Operating Company the following assets (the “Assets”) in two stages:

•
Tankage with a shell capacity of approximately 3,500,000 barrels located at TAC’s refinery in Kenai, Alaska, related equipment and ancillary facilities used for the operation thereof (collectively, the “Kenai Tankage”); and

•
all of TAC’s limited liability company interests (the “TAT Units”) in Tesoro Alaska Terminals LLC, a wholly-owned subsidiary of TAC (“TAT”), which owns (a) a bulk tank farm and terminal facility located at the Port of Anchorage in Anchorage, Alaska with 580,000 barrels of in-service storage capacity for refined products and which facility includes a truck rack and a rail-loading facility, and (b) a terminal facility located at the Fairbanks International Airport in Fairbanks, Alaska, with 22,500 barrels of in-service capacity for refined products and which facility includes a truck rack.

As previously described in the Current Report on Form 8-K filed with the SEC on July 7, 2016, the first stage closed on July 1, 2016, pursuant to which TAC contributed the Kenai Tankage to the General Partner in exchange for additional membership interests in the General Partner. The General Partner contributed such assets to the Partnership in consideration of the receipt by the General Partner of approximately $239 million from the Partnership in cash, partly financed with borrowings under the Partnership’s acquisition credit facility, and the issuance of equity securities of the Partnership with a combined fair value of approximately $27 million. The equity was comprised of 162,375 general partner units sufficient to restore and maintain the General Partner’s 2% general partner interest in the Partnership and 390,282 common units. The Partnership then contributed such assets to the Operating Company.

In the second stage (the “Second Closing”), which closed on September 16, 2016 (the “Second Closing Date”), TAC contributed the TAT Units to the General Partner in exchange for additional membership interests in the General Partner. The General Partner contributed such assets to the Partnership in consideration of approximately $160 million from the Partnership in cash, which was financed with borrowings under the Partnership’s acquisition credit facility, and the issuance of equity securities of the Partnership with a combined fair value of approximately $18 million. The equity was comprised of 20,440 general partner units sufficient to restore and maintain the General Partner’s 2% general partner interest in the Partnership and 358,712 common units. The Partnership then contributed the TAT Units to the Operating Company.

The foregoing description is not complete and is qualified in its entirety by reference to the Contribution Agreement, which is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

In connection with the Contribution Agreement, Tesoro, TAC, Tesoro Refining & Marketing Company LLC (“TRMC”), the General Partner, the Partnership and the Operating Company, as applicable, entered into the commercial agreements described below at the Second Closing.

Item 1.01	Entry into a Material Definitive Agreement.

Amendment No. 1 to Second Amended and Restated Master Terminalling Services Agreement

Effective on the Second Closing Date, TRMC, TAC and the Operating Company entered into Amendment No. 1 to the Second Amended and Restated Master Terminalling Services Agreement (the “MTSA Amendment”). The MTSA Amendment modifies the previously disclosed Second Amended and Restated Master Terminalling Services Agreement by and among TRMC, TAC (formerly known as Tesoro Alaska Company) and the Operating Company dated as of May 3, 2013 (the “MTSA”) so that the MTSA no longer applies to the terminal operated by the Operating Company in Anchorage, Alaska and to remove TAC as a party to the MTSA.

The foregoing description is not complete and is qualified in its entirety by reference to the MTSA Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Alaska Terminalling Services Agreement

Effective as of the Second Closing Date, TAC, the Operating Company, TAT, the General Partner and the Partnership entered into the Alaska Terminalling Services Agreement (the “Alaska TSA”) which supersedes in its entirety that certain Terminalling Services Agreement - Nikiski, dated as of July 1, 2014 by and among TAC, the Operating Company, the General Partner and the Partnership. The Alaska TSA has an initial term of ten years and TAC has the option to extend the term of the Alaska TSA for up to two renewal terms of five years each. Under the Alasksa TSA, the Operating Company will provide TAC with (i) commingled storage and throughput services at the Operating Company’s terminals in Anchorage, Fairbanks and Nikiski, Alaska (each a “Terminal” and collectively, the “Terminals”), (ii) dedicated storage and rail-loading services at its Anchorage Terminal, and (iii) various other services listed in the Alaska TSA and any terminal service order. TAC and the Operating Company have agreed on terminal minimum throughput commitments at each of the Terminals. The Operating Company will charge throughput fees for each barrel distributed through the Terminals in addition to separate fees for providing various ancillary services such as ethanol blending and additive injection. If TAC fails to throughput at any Terminal aggregate volumes for such Terminal equal to or greater than its minimum throughput commitment for such Terminal, then TAC will pay the Operating Company a shortfall payment equal to the difference between the fees that would have been charged had TAC met its throughput commitment and the amount charged for the volumes that TAC actually throughput at such Terminal. The Operating Company will also charge rail services fees and if TAC fails to throughput aggregate rail volumes that are equal to or greater than its minimum rail commitment, TAC will pay the Operating Company a shortfall payment equal to the difference between the fees that would have been charged had TAC met its minimum rail commitment and the amount actually charged for the rail throughput services. In addition to the foregoing fees, TAC will also pay dedicated storage fees to the Operating Company for the storage services it receives at the Anchorage Terminal and other pass-through charges. For up to two years after the termination of the Alaska TSA, and provided that the termination was not due to TAC’s default, TAC may exercise a right of first refusal on any new terminalling services agreement the Operating Company offers to a third party.

The foregoing description is not complete and is qualified in its entirety by reference to the Alaska TSA which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Second Amended and Restated Representation and Services Agreement for Oil Spill Contingency Planning, Response and Remediation

The parties to the Amended and Restated Representation and Services Agreement for Oil Spill Contingency Planning, Response and Remediation dated as of December 6, 2013 (the “Prior Representation and Services Agreement”) have entered into a Second Amended and Restated Representation and Services Agreement for Oil Spill Contingency Planning, Response and Remediation (the “Amended Representation and Services Agreement”) with certain additional parties that amends and restates the Prior Representation and Services Agreement to add such new parties and to clarify certain of the parties’ obligations under the agreement. Under the Amended Representation and Services Agreement, Tesoro Companies, Inc. (“TCI”), Tesoro Maritime Company (“TMC”), TRMC, TAC, Kenai Pipe Line Company (“KPL”), Tesoro Alaska Pipeline Company LLC (“TAPL”), Carson Cogeneration Company (“CCC”), Tesoro Great Plains Midstream LLC (“TGP”), Tesoro Great Plains Gathering and Marketing LLC (“TGPGM”), BakkenLink Pipeline LLC (“BLP”), ND Land Holdings LLC (“NDLH”), the Operating Company, Tesoro High Plains Pipeline Company LLC (“THPP”), Tesoro Logistics Pipelines LLC (“TLP”), Tesoro Logistics Northwest Pipeline LLC (“TLNP”), Tesoro SoCal Pipeline Company, LLC (“TSCP”), QEP Field Services, LLC (“QEPFS”), QEPM Gathering I, LLC (“QGI”), Green River Processing, LLC (“GRP”), Rendezvous Pipeline Company, LLC (“RPL”) and TAT are each a party, and TCI, TRMC, TAC, KPL, CCC, TGP, TGPGM, BLP and NDLH are each individually a “Tesoro Party” and collectively the “Tesoro Parties,” and the Operating Company, TLP, TLNP, TAPL, THPP, QEPFS, TSCP, QGI, GRP, RPL and TAT are each individually a “TLLP Party” and collectively the “TLLP Parties.”

Pursuant to the Amended Representation and Services Agreement, the Tesoro Parties and the TLLP Parties have agreed (i) that TCI will act as the sole representative for the Tesoro Parties and the TLLP Parties as a member in the Marine Preservation Association (the “MPA”), and TCI shall perform the duties and responsibilities of a member in MPA on behalf of both the Tesoro Parties and the TLLP Parties; and (ii) to the allocation among and between the Tesoro Parties and TLLP Parties of costs and expenses associated with oil spill contingency planning, response and remediation activities, such costs and expenses to include: MPA operating costs; fees charged by the Marine Spill Response Corporation (“MSRC”) to provide oil spill response and contingency planning for property owned, leased, subleased or operated by any Tesoro Party or any TLLP Party and for vessels charted by TMC; incident response costs incurred by the MPA, MSRC, the Tesoro Parties or the TLLP Parties, and related remediation.

The Amended Representation and Services Agreement also provides for reimbursement to any TLLP Party or its parent, Tesoro, in those instances where TLLP facilities that are operated, leased or subleased by a TLLP Party, but are owned or leased by a Tesoro Party, and the Tesoro Party or Tesoro is required to post or provide a parent guaranty or a Certificate of Financial Responsibility (“COFR”) to demonstrate adequate financial ability to pay for any incident response costs that might be associated with incidents at such TLLP facility. The TLLP Party operating, leasing or subleasing the TLLP facility shall release, defend, indemnify and hold harmless the Tesoro Party owning or leasing such TLLP facility, and Tesoro will be (i) subrogated to the rights of such Tesoro Party to receive such reimbursement to the extent that Tesoro is obligated to pay or guarantee payment of such incident response costs pursuant to any such parent guaranty or COFR and (ii) entitled to receive reimbursement from TLLP for any incremental costs or expenses incurred by it or a Tesoro Party in connection with the posting of a COFR for a TLLP facility.

The Amended Representation and Services Agreement continues until December 31, 2016, and thereafter renews for successive periods of one year, unless terminated by any party upon 60 days advance written notice. The parties may periodically evaluate whether the allocation and methods of paying the costs and expenses set forth in the Amended Representation and Services Agreement remain appropriate under conditions as they may exist from time to time. At any time after December 31, 2016, any party may request good faith renegotiation of all or any part of the Amended Representation and Services Agreement, and in the event the Parties are unable to reach a consensus on any appropriate adjustments, then any party may terminate the Amended Representation and Services Agreement upon ten days advance written notice as to subsequent costs incurred by TCI, but such termination will not invalidate the Amended Representation and Services Agreement as to costs incurred by TCI prior to such termination. Upon termination of the Amended Representation and Services Agreement, TCI may rescind its designation of the TLLP Parties and the Tesoro Parties as covered entities with respect to TCI’s membership in MPA.

Each of the parties to the Amended Representation and Services Agreement is either a direct or indirect subsidiary of Tesoro. As a result, certain individuals, including officers and directors of Tesoro and the General Partner, serve as officers and/or directors of more than one of such other entities.

The foregoing description is not complete and is qualified in its entirety by reference to the Amended Representation and Services Agreement which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Third Amended and Restated Schedules to the Third Amended and Restated Omnibus Agreement

Tesoro entered into the Third Amended and Restated Schedules to the Third Amended and Restated Omnibus Agreement (“Amended Omnibus Schedules”) with the General Partner, the Partnership, TRMC, TAC and TCI, which amend and restate the schedules to the Third Amended and Restated Omnibus Agreement to include the TAT Units subject to the Contribution Agreement.

The foregoing description is not complete and is qualified in its entirety by reference to the Amended Omnibus Schedules, which are filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Relationships

Each of the Partnership, the General Partner, TRMC, TAC, TAT, TCI and the Operating Company is a direct or indirect subsidiary of Tesoro. As a result, certain individuals, including officers and directors of Tesoro and the General Partner, serve as officers and/or directors of more than one of such other entities. After the Second Closing, the General Partner, as the general partner of the Partnership, holds 2,083,330 general partner units of the Partnership, which represents a 2% general partner interest, and 8,783,117 common units of the Partnership, which represents an 8.43% limited partner interest in the Partnership. Tesoro, together with TRMC (including the 151,021 common units held by Carson Cogeneration Company, a wholly-owned subsidiary of TRMC), TAC and the General Partner, holds 33,194,109 common units of the Partnership, which represents an approximate 31.9% limited partner interest, in addition to the 2% general partner interest in the Partnership discussed above.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The description in the Explanatory Note and Item 1.01 above of the Second Closing of the contribution of the Assets by TAC, through the General Partner and the Partnership, to the Operating Company is incorporated into this Item 2.01 by reference.

Item 7.01	Regulation FD Disclosure.

On September 16, 2016, Tesoro issued a press release announcing the consummation of the Second Closing. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information above is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1, will not be subject to liability under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any registration statement or other document filed by the Partnership under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

2.1
Contribution, Conveyance and Assumption Agreement, dated as of July 1, 2016, by and among Tesoro Logistics LP, Tesoro Logistics GP, LLC, Tesoro Logistics Operations LLC, Tesoro Alaska Company LLC and Tesoro Corporation (incorporated by reference herein to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 7, 2016, File No. 1-3473).

10.1
Amendment No. 1 to the Second Amended and Restated Master Terminalling Services Agreement dated as of September 16, 2016, by and among Tesoro Refining and Marketing Company LLC, Tesoro Alaska Company LLC and Tesoro Logistics Operations LLC.

10.2
Alaska Terminalling Services Agreement, dated as of September 16, 2016 by and among Tesoro Alaska Company LLC, Tesoro Logistics Operations LLC, Tesoro Alaska Terminals LLC, Tesoro Logistics GP, LLC and Tesoro Logistics LP.

10.3
Second Amended and Restated Representation and Services Agreement for Oil Spill Contingency Planning, Response and Remediation, dated as of September 16, 2016, by and among Tesoro Companies, Inc., Tesoro Maritime Company, Tesoro Refining & Marketing Company LLC, Tesoro Alaska Company LLC, Kenai Pipe Line Company, Tesoro Alaska Pipeline Company LLC, Carson Cogeneration Company, Tesoro Great Plains Midstream LLC, Tesoro Great Plains Gathering & Marketing LLC, BakkenLink Pipeline LLC, ND Land Holdings LLC, Tesoro Logistics Operations LLC, Tesoro High Plains Pipeline Company LLC, Tesoro Logistics Pipelines LLC, Tesoro Logistics Northwest Pipeline LLC, Tesoro SoCal Pipeline Company LLC, QEP Field Services, LLC, QEPM Gathering I, LLC, Green River Processing, LLC, Rendezvous Pipeline Company, LLC and Tesoro Alaska Terminals LLC.

10.4
Third Amended and Restated Schedules to the Third Amended and Restated Omnibus Agreement, dated as of September 16, 2016, by and among Tesoro Corporation, Tesoro Refining & Marketing Company LLC, Tesoro Companies, Inc., Tesoro Alaska Company LLC, Tesoro Logistics LP and Tesoro Logistics GP, LLC.

99.1	Press Release of Tesoro Corporation issued on September 16, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 22, 2016

TESORO CORPORATION
By:	/s/ STEVEN M. STERIN
Steven M. Sterin
Executive Vice President, Chief Financial Officer and Corporate Development

Index to Exhibits

Exhibit Number	Description

2.1
Contribution, Conveyance and Assumption Agreement, dated as of July 1, 2016, by and among Tesoro Logistics LP, Tesoro Logistics GP, LLC, Tesoro Logistics Operations LLC, Tesoro Alaska Company LLC and Tesoro Corporation (incorporated by reference herein to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 7, 2016, File No. 1-3473).

10.1
Amendment No. 1 to the Second Amended and Restated Master Terminalling Services Agreement dated as of September 16, 2016, by and among Tesoro Refining and Marketing Company LLC, Tesoro Alaska Company LLC and Tesoro Logistics Operations LLC.

10.2
Alaska Terminalling Services Agreement, dated as of September 16, 2016 by and among Tesoro Alaska Company LLC, Tesoro Logistics Operations LLC, Tesoro Alaska Terminals LLC, Tesoro Logistics GP, LLC and Tesoro Logistics LP.

10.3
Second Amended and Restated Representation and Services Agreement for Oil Spill Contingency Planning, Response and Remediation, dated as of September 16, 2016, by and among Tesoro Companies, Inc., Tesoro Maritime Company, Tesoro Refining & Marketing Company LLC, Tesoro Alaska Company LLC, Kenai Pipe Line Company, Tesoro Alaska Pipeline Company LLC, Carson Cogeneration Company, Tesoro Great Plains Midstream LLC, Tesoro Great Plains Gathering & Marketing LLC, BakkenLink Pipeline LLC, ND Land Holdings LLC, Tesoro Logistics Operations LLC, Tesoro High Plains Pipeline Company LLC, Tesoro Logistics Pipelines LLC, Tesoro Logistics Northwest Pipeline LLC, Tesoro SoCal Pipeline Company LLC, QEP Field Services, LLC, QEPM Gathering I, LLC, Green River Processing, LLC, Rendezvous Pipeline Company, LLC and Tesoro Alaska Terminals LLC.

10.4
Third Amended and Restated Schedules to the Third Amended and Restated Omnibus Agreement, dated as of September 16, 2016, by and among Tesoro Corporation, Tesoro Refining & Marketing Company LLC, Tesoro Companies, Inc., Tesoro Alaska Company LLC, Tesoro Logistics LP and Tesoro Logistics GP, LLC.

99.1	Press Release of Tesoro Corporation issued on September 16, 2016.